UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    April 6, 2015

INTERNATIONAL GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53676	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600-666 Burrard Street, Vancouver BC V6C 3P6

(Address of principal executive offices)

Registrant's telephone number, including area code:     778-370-1372

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Section 3	Securities and Trading Markets
Item 3.02

On April 2, 2015, International Gold Corp. (the “Company”) announced that it had settled outstanding debt to creditors for a total of $57,450 by issuing 1,149,000 common shares in the Company. The Closing of the debt settlement was subject to entering into agreements with creditors whereby shares were offered on the conversion of the debt for a value of $0.05 per share.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	News Release dated April 6, 2015 announcing Debt Settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2015

International Gold Corp.

By:	/s/ Mark Walmesley
Mark Walmesley
President and Director